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                              PURCHASE AGREEMENT

                                BY AND BETWEEN

                            FORE SEASONS GOLF, INC.

                                    SELLER,

                                      AND

                     MILWAUKEE FAMILY GOLF CENTERS, INC.,

                                   PURCHASER

                                   PREMISES:

                          8500 NORTH GRANVILLE ROAD,
                             MILWAUKEE, WISCONSIN


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                              PURCHASE AGREEMENT
                              ------------------

          PURCHASE AGREEMENT, made as of the 31st day of December, 1996 (this "AGREEMENT"), by and between FORE SEASONS GOLF, INC., a Wisconsin corporation having an address 8500 North Granville Road, Milwaukee, Wisconsin 53224 ("SELLER"), MILWAUKEE FAMILY GOLF CENTERS, INC., a Delaware corporation having an address at 225 Broadhollow Road, Suite 106E, Melville, New York 11747 ("PURCHASER") and FAMILY GOLF CENTERS, INC., a Delaware corporation having an address at 225 Broadhollow Road, Suite 106E, Melville, New York 11747 ("PARENT").

                             W I T N E S S E T H :
                             ---------------------

          WHEREAS, Seller is the owner of certain real property located at 8500 North Granville Road, Milwaukee, Wisconsin and more particularly described on EXHIBIT A attached hereto and made a part hereof (the "LAND") and the buildings and improvements located on the Land (the "IMPROVEMENTS" and, together with the Land, the "PREMISES");

          WHEREAS, Seller operates a golf driving range and related facilities at the Premises under the name "Fore Seasons Golf Center" (the "BUSINESS");

          WHEREAS, Purchaser is a wholly-owned subsidiary of Parent; and

          WHEREAS, Seller wants to sell the Premises to Purchaser, and Purchaser wants to purchase the Premises from Seller, on the terms, and subject to the conditions, set forth herein.

          NOW, THEREFORE, in consideration of TEN ($10.00) DOLLARS, the terms and conditions set forth herein, and other good and valuable consideration, the mutual receipt and sufficiency of which are hereby acknowledged, the parties hereby agree to the foregoing and as follows:

          1. AGREEMENT TO SELL AND PURCHASE.

               1.1 PROPERTY TO BE PURCHASED BY PURCHASER. Seller agrees to sell and convey to Purchaser, and Purchaser agrees to purchase and acquire from Seller, upon the terms and conditions hereinafter set forth, all of Seller's right, title and interest in and to the following property (collectively, the "PROPERTY"):

                    1.1.1 the Premises;

                    1.1.2 the easements, rights of way, appurtenances and other rights and benefits of Seller in and to the Premises, including without limitation, all of Seller's interest in any air rights, water rights and irrigation rights;




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                    1.1.3 all furnishings, fixtures, machinery, equipment,
vehicles and personalty attached or appurtenant to or used in connection with the Premises that are owned by Seller, and all inventories, supplies, sales, marketing and instructional materials of every kind and description relating to the Business, wherever located, including without limitation, the items described on EXHIBIT B-1 attached hereto and made a part hereof (the "PERSONAL PROPERTY"), except specifically not including the items described on EXHIBIT B-2 attached hereto and made a part hereof;

                    1.1.4 the files, books, notices and other correspondence from any governmental agencies, and other records used or employed by Seller or its affiliates in connection with the ownership and/or operation of the Premises and the Business (collectively, the "RECORDS");

                    1.1.5 any consents, authorizations, variances, waivers, licenses, certificates, permits and approvals (other than any liquor license) held by or granted to Seller in connection with the ownership of the Premises (collectively, the "PERMITS"), provided that such Permits are transferable by Seller to Purchaser;

                    1.1.6 any manufacturers' and vendors' warranties and guarantees, except to the extent the same relate solely to any Retained Assets or Retained Liabilities (as such terms are hereinafter defined) (the "CLAIMS"); and

                    1.1.7 any other properties and assets of every kind and nature, real or personal, tangible or intangible, relating in any way whatsoever to the Premises or the Business, except to the extent the same relate solely to the Retained Assets or Retained Liabilities.

               1.2 ASSETS TO BE RETAINED BY SELLER. Anything herein to the contrary notwithstanding, Seller shall not sell, and Purchaser shall not acquire, the following assets of Seller (the "RETAINED ASSETS"):

                    1.2.1 any rights of Seller with respect to insurance policies owned by Seller or for which Seller is the named insured;

                    1.2.2 all cash, funds in bank accounts and cash equivalents existing as of the date hereof; and

                    1.2.3 any patents, trademarks, trademark registrations, copyrights, copyright registrations, trade names and all registrations thereof and all applications for any of the foregoing, whether issued or pending, if any, and all goodwill associated with any of the foregoing (the "INTANGIBLE ASSETS").

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               1.3 ASSUMPTION OF CERTAIN LIABILITIES. Purchaser shall assume all liabilities and obligations (the "ASSUMED LIABILITIES") of Seller under the equipment leases described on EXHIBIT C attached hereto and made a part hereof (the "EQUIPMENT LEASES") to the extent the same arise from and after November 1, 1996 (the "EFFECTIVE DATE"). Seller shall retain, and Purchaser shall not assume, perform, discharge or pay, and shall not be responsible for, any and all liabilities or obligations of any nature whatsoever in connection with or relating to the Property, Seller or the Business or any predecessor owner of the Property or the Business other than the Assumed Liabilities (collectively, the "RETAINED LIABILITIES").

          2. CONSIDERATION. In consideration for the Property, Purchaser shall pay to Seller Two Million Five Hundred Ninety Seven Thousand Five Hundred Dollars ($2,597,500.00), subject to adjustment as hereinafter provided, payable as follows:

               2.1 One Million Six Hundred Fifty Five Thousand Two Hundred Forty and 93/100 Dollars ($1,655,240.93), payable on the date hereof in cash, or by certified or bank check or by the wire transfer of funds;

               2.2 Seven Hundred Forty Two Thousand Fifty Nine and 07/100 Dollars ($742,259.07), by assuming that certain mortgage now encumbering the Property in favor of Wisconsin Business Development (the "FIRST MORTGAGE"); and

               2.3 Two Hundred Thousand Dollars ($200,000.00) payable in accordance with that certain Second Mortgage Note (the "SECOND MORTGAGE NOTE") being executed and delivered by Purchaser to Seller simultaneously with the execution and delivery hereof, and which Second Mortgage Note shall be secured by a second mortgage on the Premises (the "SECOND MORTGAGE").

          3. TITLE; PERMITTED EXCEPTIONS. Seller will convey the Property to Purchaser free and clear of any and all liens, charges, encumbrances, mortgages, pledges, security interests, easements, agreements and other interests and adverse claims (collectively, "ENCUMBRANCES"), other than the First Mortgage, the Second Mortgage and the matters set forth in EXHIBIT D attached hereto and made a part hereof (the "PERMITTED EXCEPTIONS").

          4. APPORTIONMENTS.

               4.1 The parties hereto agree that (a) all operating expenses of Assignor relating to the Business (i.e., advertising, collections, fees, hired services, insurance, miscellaneous expenses, postage, repairs and maintenance, supplies, taxes, utilities, wages and interest on indebtedness, but specifically not including professional fees and expenses, travel , lodging and depreciation), and (b) all income of Assignor, shall be apportioned between Assignor and Assignee as of Effective Date based on the portion

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of each such expense or revenue attributable to the period falling on or before the Effective Date on the one hand, which Assignor shall bear the responsibility and benefit of, and the portion of each such expense or revenue attributable to the period falling after the Effective Date, on the other hand, which Assignee shall bear the responsibility and benefit of (the "ADJUSTMENT"). The net Adjustment will be paid by the party owing the same to the other in cash or by certified or official bank check or wire transfer. The expenses and liabilities for which Assignor shall be liable pursuant to this Section shall be included within the meaning of the term "Retained Liabilities".

               4.2 To the extent that any portions of the Adjustment are based upon estimates of payments to be made and/or expenses to be incurred by Assignee subsequent to the Effective Date, or either party discovers any errors in or omissions in respect of the Adjustment, Assignor and Assignee agree to adjust such prorations promptly upon receipt by Assignor or Assignee, as the case may be, of such payments or of bills or other documentation setting forth the actual amount of such expenses.

               4.3 Assignor and Assignee shall maintain and make available to each other any books or records necessary for the adjustment of any item pursuant to this Article. The provisions of this Article shall survive the closing of the transactions described herein (the "CLOSING").

          5. THE CLOSING.

               5.1 The Closing shall take place simultaneously with the execution and delivery of this Agreement (the actual date of the Closing being referred to herein as the "CLOSING DATE").

               5.2 At the Closing, Seller shall deliver or cause to be delivered to Purchaser physical possession of the Property (receipt of which may be actual or constructive) and the following:

                    5.2.1 a full warranty deed with covenants against grantor's acts, duly executed and acknowledged by Seller, in proper statutory form for recording, so as to convey to Purchaser fee simple title to the Premises, subject to and in accordance with the provisions of this Agreement (the "DEED");

                    5.2.2 a bill of sale conveying, transferring and selling to Purchaser all right, title and interest of Seller in and to all of the Personal Property, which bill of sale shall contain a warranty that such property is free and clear of all Encumbrances other than the Permitted Exceptions, duly executed and acknowledged by Seller;

                    5.2.3 an assignment and assumption agreement (the "ASSIGNMENT AND ASSUMPTION AGREEMENT") assigning to Purchaser all of Seller's right, title and

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interest in and to the Equipment Leases, the Permits (to the extent transferable by Seller) and the Claims, duly executed and acknowledged by Seller;

                    5.2.4 a settlement statement (the "SETTLEMENT STATEMENT") setting forth the amounts paid by or on behalf of and/or credited to each of Purchaser and Seller pursuant to this Agreement;

                    5.2.5 a Certificate or Certificates of Occupancy for all Improvements;

                    5.2.6 any transfer tax or other return required by any applicable governmental authority in connection with the sale of the Property, duly executed and acknowledged by Seller;

                    5.2.7 an affidavit (the "FIRPTA AFFIDAVIT") duly executed and acknowledged by Seller pursuant to Section 1445 (b)(2) of the Internal Revenue Code of 1986, as amended, stating that Seller is not a foreign person within the meaning of such provision;

                    5.2.8 keys to all locks relating to the Property, appropriately labeled;

                    5.2.9 all other instruments and documents to be executed, acknowledged where appropriate and/or delivered by Seller to Purchaser pursuant to any of the other provisions of this Agreement; and

                    5.2.10 such other documents as may be reasonably required by Purchaser's counsel in connection with this transaction.

                    5.3 At the Closing, Purchaser shall deliver or cause to be delivered to Seller the following:

                    5.3.1 the cash consideration referred to in Section 2 hereof;

                    5.3.2 the Assignment and Assumption Agreement, duly executed and acknowledged by Purchaser;

                    5.3.3 the Second Mortgage Note, duly executed and acknowledged by Purchaser;

                    5.3.4 the Second Mortgage, duly executed and acknowledged by Purchaser;

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                    5.3.5 the Settlement Statement, duly executed and
acknowledged by Purchaser;

                    5.3.6 the unconditional guaranty of payment and performance by Parent of all of Purchaser's obligations and duties under the Second Mortgage Note and the Second Mortgage the "GUARANTY");

                    5.3.7 all other instruments and documents to be executed, acknowledged where appropriate and/or delivered by Purchaser to Seller; and

                    5.3.8 such other documents as may be reasonably required by Seller's counsel in connection with this transaction.

          6. REPRESENTATIONS AND WARRANTIES.

               6.1 Seller represents and warrants to Purchaser as follows:

                    6.1.1 ORGANIZATION; POWER AND AUTHORITY. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Wisconsin, and has all requisite power and authority to carry on its business as it is now being conducted, to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby.

                    6.1.2 DUE AUTHORIZATION AND EXECUTION; EFFECT OF AGREEMENT. The execution, delivery and performance by Seller of this Agreement and the consummation by Seller of the transactions contemplated hereby have been duly authorized by all necessary corporate action required to be taken on the part of Seller. This Agreement has been duly and validly executed and delivered by Seller and constitutes the valid and binding obligation of Seller, enforceable in accordance with its terms, except to the extent that such enforceability (a) may be limited by bankruptcy, insolvency, or other similar laws relating to creditors' rights generally; and (b) is subject to general principles of equity.

                    6.1.3 CONSENTS. No consent, approval or authorization of, exemption by, or filing with, any governmental or regulatory authority or any third party is required in connection with the execution, delivery and performance by Seller of this Agreement, except for consents, approvals, authorizations, exemptions and filings, if any, which have been obtained.

                    6.1.4 COMPLIANCE WITH APPLICABLE LAWS. Seller is not engaging in any activity or omitting to take any action as a result of which Seller is in violation of any law, rule, regulation, ordinance, statute, order, injunction or decree, or any other requirement of any court or governmental or administrative body or agency, applicable

                                     - 6 -


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to the Property or the Business, and neither the execution and delivery by
Seller of this Agreement or of any of the other agreements and instruments to be executed and delivered by it pursuant hereto, the performance by Seller of its obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby will result in any such violation. Seller is in compliance with all material requirements imposed in writing by any insurance carrier of Seller to the extent such carrier is an insurer or indemnitor of the Property. The Premises are not subject to any notice of violation of law, municipal ordinance, orders or requirements issued by any building department or other governmental agency or subdivision having jurisdiction.

                    6.1.5 PERMITS. All Permits required by any federal, state, or local law, rule or regulation and necessary for Seller's operation of the Property and the Business as currently being conducted have been obtained and are currently in effect (except for the sale of beer or other alcohol), other than Purchaser's qualification to do business as a foreign corporation in Wisconsin and the issuance to Purchaser of a Wisconsin Sales Tax Certificate. No registrations, filings, applications, notices, transfers, consents, approvals, orders, qualifications, waivers or other actions of any kind are required by virtue of the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby (a) to avoid the loss of any Permit or the violation of any law, regulation, order or other requirement of law, or (b) to enable Purchaser to continue the operation of the Property as presently conducted after the Closing. The current use and occupation of any portion of the Property does not violate any of, and, where applicable, is in material compliance with, the Permits, any applicable deed restrictions or other covenants, restrictions or agreements including without limitation, any of the Permitted Exceptions, site plan approvals, zoning or subdivision regulations or urban redevelopment plans applicable to the Premises.

                    6.1.6 TITLE TO ASSETS. Seller has good and marketable title to the Property free and clear of all Encumbrances other than the Permitted Exceptions and those Encumbrances which will be fully paid at Closing.

                    6.1.7 CONTRACTS. Seller is not a party to any leases, contracts, orders or agreements relating to the Property or the Business (written or otherwise) other than the Equipment Leases. Purchaser has been provided with true, correct and complete copies of the Equipment Leases, and the Equipment Leases have not been amended or modified in any way except as expressly disclosed to Purchaser. The Equipment Leases are in full force and effect and there exists no default, or any fact or circusmstance which, with the giving of notice, the passage of time or both would constitute a default, by Seller or the lessor under any of the Equipment Leases. Exhibit C attached hereto sets forth the amounts necessary to pay each of the lessors under the Equipment Leases in full.

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                    6.1.8 CONDITION OF THE IMPROVEMENTS. To the best of
Seller's knowledge, there are no material structural or mechanical defects in the Improvements, and there are no leaks in any roof on any Improvement.

                    6.1.9 CONDITION OF PERSONAL PROPERTY. The Personal Property is in good operating condition and repair, ordinary wear and tear excepted, and is adequate, suitable and sufficient to meet the needs of and to operate the Property as currently conducted.

                    6.1.10 ENVIRONMENTAL MATTERS.

                    6.1.10.1 As used in this Agreement "Hazardous Material" shall mean: (I) any "hazardous substance" as now defined pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), 42 U.S.C. ss. 9601(33); (ii) any "pollutant or contaminant" as defined in 42 U.S.C. ss. 9601(33); (iii) any material now defined as "hazardous waste" pursuant to 40 C.F.R. Part 261; (iv) any petroleum, including crude oil and any fraction thereof; (v) natural or synthetic gas usable for fuel; (vi) any "hazardous chemical" as defined pursuant to 29 C.F.R. Part 1910; (vii) any asbestos, asbestos containing material, polychlorinated biphenyl ("PCB"), or isomer of dioxin, or any material or thing containing or composed of such substance or substances; and (viii) any other pollutant, contaminant, chemical, or industrial or hazardous, toxic or dangerous waste, substance or material, defined or regulated as such in (or for purposes of any Environmental Law (as hereinafter defined) and any other toxic, reactive or flammable chemicals.

                    6.1.10.2 To the best of Seller's knowledge, there is no Hazardous Material at, under or on the Premises and there is no ambient air, surface water, groundwater or land contamination within, under, originating from or relating to the Premises. Seller has not, and has not caused to be, manufactured, processed, distributed, used, treated, stored, disposed of, transported or handled any Hazardous Material at, on or under the Premises.

                    6.1.10.3 To the best of Seller's knowledge, Seller has no obligation or liability imposed or based upon any provision under any foreign, federal, state or local law, rule, or regulation or common law, or under any code, order, decree, judgment or injunction applicable to Seller or the Property or any notice, or request for information issued, promulgated, approved or entered thereunder, or under the common law, or any tort, nuisance or absolute liability theory, relating to public health or safety, worker health or safety, or pollution, damage to or protection to the environment, including without limitation, laws relating to emissions, discharges, releases or threatened releases of Hazardous Material into the environment (including without limitation, ambient air, surface water, groundwater, land surface or subsurface), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, generation, disposal,

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transport or handling of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes (hereinafter collectively referred to as "ENVIRONMENTAL LAWS").

                    6.1.10.4 Seller has not been subject to any civil, criminal or administrative action, suit, claim, hearing, notice of violation, investigation, inquiry or proceeding for failure to comply with, or received notice of any violation or potential liability under the Environmental Laws in respect of the Premises.

                    6.1.10.5 The Premises are not (a) listed or proposed for listing on the National Priority List or (b) listed on the Comprehensive Environmental Response, Compensation, Liability Information System List ("CERCLIS") promulgated pursuant to CERCLA, 42 U.S.C. ss. 9601(9), or any comparable list maintained by any foreign, state or local government authority.

                    6.1.10.6 To the best of Seller's knowledge, there are no underground storage tanks at the Premises and Seller further warrants and represents that it has no knowledge of any prior use and operation of underground storage tanks at the Premises.

                    6.1.11 TAX PROCEEDINGS. There are no proceedings pending regarding the reduction of real estate taxes or assessments in respect of the Premises.

                    6.1.12 UTILITIES. All water, storm and sanitary sewer, gas, electricity, telephone and other utilities adequately service the Premises, enter the Premises through lands as to which valid public or private easements exist that will inure to the benefit of Purchaser and the Premises are furnished by facilities of public utilities and the cost of installation of such utilities has been fully paid.

                    6.1.13 ACCESS. To the best of Seller's knowledge, there are no federal, state, county, municipal or other governmental plans to change the highway or road system in the vicinity of the Premises which could materially restrict or change access from any such highway or road to the Premises or any pending or threatened condemnation or eminent domain proceedings relating to or affecting the Premises. All roads bounding the Premises are public roads and the Deed is the only instrument necessary to convey to Purchaser full access to and the right to use such roads freely as well as to convey all rights appurtenant to the Premises in such roads.

                    6.1.14 INSURANCE REQUIREMENTS. All requirements or recommendations by any insurer or by any board of fire underwriters or similar body in respect of the Property have been satisfied.

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                    6.1.15 LITIGATION. There is no action or proceeding
(zoning or otherwise) or governmental investigation pending, or, to the best of Seller's knowledge, threatened against, or relating to, Seller (insofar as it relates to the Premises or the Business), the Premises, the Business or the transactions contemplated by this Agreement, nor is there any basis for any such action, proceeding or investigation.

                    6.1.16 ASSESSMENTS. There are no special or other assessments for public improvements or otherwise now affecting the Premises nor does Seller know of (a) any pending or threatened special assessments affecting the Premises or (b) any contemplated improvements affecting the Premises that may result in special assessments affecting the Premises.

                    6.1.17 EMPLOYEE AGREEMENTS. There are no union or employment contracts or agreements (written or oral) involving employees of Seller or its affiliates affecting the Property or the Business which will survive the Closing. All employees of Seller have been terminated as of the date hereof.

                    6.1.18 WORK AT THE PREMISES. No services, material or work have been supplied to the Premises for which payment has not been made in full.

                    6.1.19 FINANCIAL CONDITION. Seller has delivered, or will promptly after the closing deliver, to Purchaser true and correct copies of
(1) audited financial statements consisting of balance sheets and income statements of Seller as of December 31, 1994 and December 31, 1995; and (2) internal operating reports for the period commencing January 1, 1996 through the date immediately prior to the date hereof. Each such balance sheet presents fairly the financial condition, assets and liabilities of Seller as of its date; each such statement of income presents fairly the results of operations of Seller for the period indicated. The financial statements referred to in this Section are in accordance with the books and records of Seller. Since December 31, 1995: (a) there has at no time been a material adverse change in the financial condition, results of operations, businesses, properties, assets, liabilities or future prospects of Seller, the Property or Business; (b) the Business has been conducted in all respects only in the ordinary course; and (c) Seller has not suffered an extraordinary loss (whether or not covered by insurance) or waived any right of substantial value.

                    6.1.20 FULL DISCLOSURE. To the best knowledge of Seller, none of the information supplied by Seller herein or in the exhibits hereto contains any untrue statement of a material fact or omits to state a material fact required to be stated herein or necessary in order to make the statements herein, in light of the circumstances under which they are made, not misleading.

               6.2 REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser hereby represents and warrants to Seller as follows:

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                    6.2.1 ORGANIZATION; POWER AND AUTHORITY. Purchaser is a
corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite power and authority to carry on its business as it is now being conducted, to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby.

                    6.2.2 DUE AUTHORIZATION AND EXECUTION; EFFECT OF AGREEMENT. The execution, delivery and performance by Purchaser of this Agreement and the consummation by Purchaser of the transactions contemplated hereby have been duly authorized by all necessary corporate action required to be taken on the part of Purchaser. This Agreement has been duly and validly executed and delivered by Purchaser and constitutes the valid and binding obligation of Purchaser, enforceable in accordance with its terms. The execution, delivery and performance by Purchaser of this Agreement and the consummation by Purchaser of the transactions contemplated hereby will not, with or without the giving of notice or the lapse of time, or both, (a) violate any provision of any law, rule or regulation to which Purchaser is subject; (b) violate any order, judgment or decree applicable to Purchaser; or
(c) conflict with or result in a breach of or a default under any term or condition of Purchaser's Certificate of Incorporation or By-Laws or any agreement or other instrument to which Purchaser is a party or by which it or its assets may be bound, except in each case, for violations, conflicts, breaches or defaults which in the aggregate would not materially hinder or impair the consummation of the transactions contemplated hereby.

               6.3 REPRESENTATIONS AND WARRANTIES OF PURCHASER. Parent hereby represents and warrants to Seller as follows:

                    6.3.1 ORGANIZATION; POWER AND AUTHORITY. Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite power and authority to carry on its business as it is now being conducted, to execute, deliver and perform its obligations under this Agreement and the Guaranty and to consummate the transactions contemplated hereby and thereby.

                    6.3.2 DUE AUTHORIZATION AND EXECUTION; EFFECT OF AGREEMENT. The execution, delivery and performance by Parent of this Agreement and the Guaranty and the consummation by Parent of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action required to be taken on the part of Parent. This Agreement has been duly and validly executed and delivered by Parent and constitutes the valid and binding obligation of Parent, enforceable in accordance with its terms. The execution, delivery and performance by Parent of this Agreement and the consummation by Parent of the transactions contemplated hereby will not, with or without the giving of notice or the lapse of time, or both, (a) violate any provision of any law, rule or regulation to which Parent is subject; (b) violate any order, judgment or decree applicable to Parent; or
(c) conflict with or result in a breach of or a

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default under any term or condition of Parent's Certificate of Incorporation or By-Laws or any agreement or other instrument to which Parent is a party or by which it or its assets may be bound, except in each case, for violations, conflicts, breaches or defaults which in the aggregate would not materially hinder or impair the consummation of the transactions contemplated hereby.

               6.4 SURVIVAL. The representations and warranties of the parties made in this Article 6 shall survive the Closing.

          7. FURTHER ASSURANCES. At any time and from time to time after the Closing, Seller shall, at the request of Purchaser, execute and deliver any further instruments or documents and take all such further action as Purchaser may reasonably request in order to transfer into the name of Purchaser any and all Property contemplated to be sold pursuant to this Agreement and to further consummate the transactions contemplated by this Agreement. This Article shall survive the Closing.

          8. BROKERS. Seller and Purchaser warrant and represent to each other that they dealt with no broker, finder or similar agent or party who or which might be entitled to a commission or compensation on account of introducing the parties, the negotiation or execution of this Agreement and/or the closing of the transaction provided for herein. Purchaser and Seller hereby respectively agree to indemnify and hold harmless the other party from and against all loss, liability, damage and expense (including, without limitation, attorneys' fees) imposed upon or incurred by the other party by reason of any claim for commissions or other compensation for bringing about this transaction by any broker, finder or similar agent or party who claims to have dealt with the indemnifying party in connection with this transaction.

          9. COSTS AND FEES. Documentary stamps for the Deed, deed transfer or conveyancing taxes, if any, shall be payable by Seller, and in no event be payable by Purchaser. Purchaser shall pay the expenses incurred in connection with (a) the examination of title, (b) the issuance of a policy of title insurance for Purchaser, (c) a survey of the Property, (d) an environmental survey of the Premises and (e) the assumption of the First Mortgage. Any other similar costs not expressly provided for elsewhere in this Agreement shall be divided and borne in accordance with the usual practices in the jurisdiction where the Premises are located. The parties shall pay for their own attorneys, accountants and other professionals and consultants. The provisions of this Article shall survive the Closing.

          10. INDEMNIFICATION.

               10.1 Subject to the further provisions of this Article, Seller shall protect, defend, hold harmless and indemnify Purchaser, its officers, directors, shareholders, employees, agents and affiliates, and their respective successors and assigns, from,

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against and in respect of any and all losses, liabilities, deficiencies, penalties, fines, costs, damages and expenses whatsoever (including without limitation, reasonable professional fees and costs of investigation, litigation, settlement, and judgment and interest) ("LOSSES") that may be suffered or incurred by any of them arising from or by reason of (i) any Retained Liability or other liability or obligation of Seller; (ii) the breach of any representation, warranty, covenant or agreement of Seller contained in this Agreement or in any document or other writing delivered pursuant to this Agreement; and (iii) any and all actions, suits, proceedings, claims, demands, assessments, judgments, costs and expenses (including without limitation, interest, penalties, reasonable legal fees and accounting fees) incident to the foregoing and the enforcement of the provisions of this Section 10.1.

               10.2 Subject to the further provisions of this Article, Purchaser and Parent shall protect, defend, hold harmless and indemnify Seller, its partners, employees and agents, and its successors and assigns from, against and in respect of any and all Losses that may be suffered or incurred by any of them arising from or by reason of (i) the breach of any representation, warranty, covenant or agreement of Purchaser or Parent contained in this Agreement or in any document or other writing delivered pursuant to this Agreement; and (ii) any and all actions, suits, proceedings, claims, demands, assessments, judgments, costs and expenses (including without limitation, interest, penalties, reasonable legal fees and accounting fees) incident to the foregoing and the enforcement of the provisions of this
Section 10.2.

               10.3 Whenever a party hereto (such party and each of its affiliates which is entitled to indemnification pursuant to any provision of this Agreement, an "INDEMNIFIED PARTY") shall learn after the Closing of a claim that, if allowed (whether voluntarily or by judicial or quasi-judicial tribunal or agency), would give rise to an obligation of another party (the "INDEMNIFYING PARTY") to indemnify the Indemnified Party under any provision of this Agreement, before paying the same or agreeing thereto, the Indemnified Party shall promptly notify the Indemnifying Party in writing of all such facts within the Indemnified Party's knowledge with respect to such claim and the amount thereof (a "NOTICE OF CLAIM"). If, prior to the expiration of fifteen (15) days from the mailing of a Notice of Claim, the Indemnifying Party shall request, in writing, that such claim not be paid, the Indemnified Party shall not pay the same, provided the Indemnifying Party proceeds promptly, at its or their own expense (including employment of counsel reasonably satisfactory to the Indemnified Party), to settle, compromise or litigate, in good faith, such claim. After notice from the Indemnifying Party requesting the Indemnified Party not to pay such claim and the Indemnifying Party's assumption of the defense of such claim at its or their expense, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expense subsequently incurred by the Indemnified Party in connection with the defense thereof. However, the Indemnified Party shall have the right to participate at its expense and with counsel of its choice in such settlement, compromise or litigation. The Indemnified Party shall not be required to

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refrain from paying any claim which has matured by a court judgment or decree, unless an appeal is duly taken therefrom and execution thereof has been stayed, nor shall the Indemnified Party be required to refrain from paying any claim where the delay in paying such claim would result in the foreclosure of a lien upon any of the property or assets then held by the Indemnified Party. The failure to provide a timely Notice of Claim as provided in this Section
10.3 shall not excuse the Indemnifying Party from its or their continuing obligations hereunder; however, the Indemnified Party's claim shall be reduced by any damages to the Indemnifying Party resulting from the Indemnified
Party's delay or failure to provide a Notice of Claim as provided in this
Section 10.3.

               10.4 For purposes of this Article, any assertion of fact and/or law by a third party that, if true, would constitute a breach of a representation or warranty made by a party to this Agreement or make operational an indemnification obligation hereunder, shall, on the date that such assertion is made, immediately invoke the Indemnifying Party's obligation to protect, defend, hold harmless and indemnify the Indemnified Party pursuant to this Article.

               10.5 The obligation of Seller under Section 10.1 hereof shall be satisfied first by offset against any amounts owing under the Second Mortgage Note and Second Mortgage and, such amounts are inadequate to provide indemnification to Purchaser, then from Seller directly.

          11. BULK SALES. The parties agree to waive the requirements, if any, of all applicable bulk sales laws. As an inducement to Purchaser to enter into such waiver, Seller represents and warrants that (a) it will not be rendered insolvent by the transactions contemplated by this Agreement and (b) all debts, obligations and liabilities relating to the Property and Business that are not expressly assumed by Purchaser under this Agreement will be promptly paid and discharged by Seller as and when they become due. Seller agrees to indemnify and hold Purchaser harmless from, and reimburse Purchaser for, any loss, cost, expense, liability or damage which Purchaser may suffer or incur by virtue of the noncompliance by Seller or Purchaser with any laws pertaining to fraudulent conveyance, bulk sales or any similar law which might make the sale or transfer of any part of the Property or Business ineffective as to creditors of, or claimants against the Seller.

          12. ALLOCATION OF PURCHASE PRICE. The parties hereby agree that the Purchase Price is and shall be allocated as follows: (a) $475,000 shall be allocated to the Land; (b) $1,756,684 shall be allocated to the Improvements;
(c) $270,816 shall be allocated to the Personal Property; and (d) $95,000 for termination of the existing lease. The parties agree that all tax returns and reports filed by Seller, Purchaser and Parent with respect to the transactions contemplated by this Agreement shall be consistent with the foregoing allocation.

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          13. NOTICES. All notices, demands, requests, consents or other communications ("NOTICES") which either party may desire or be required to give to the other hereunder shall be in writing and shall be delivered by hand, overnight express carrier, or sent by registered or certified mail, return receipt requested, postage prepaid, in either event, addressed to the parties at their respective addresses first above set forth. A copy of any Notice given by Seller to Purchaser shall simultaneously be given in either manner provided above to Squadron, Ellenoff, Plesent & Sheinfeld, LLP, 551 Fifth Avenue, New York, New York 10176, Attention: Kenneth R. Koch, Esq. A copy of any Notice given by Purchaser to Seller shall simultaneously be given in either manner provided above to Sletteland & Associates, S.C., 1555 North RiverCenter Drive, Suite 203, Milwaukee, Wisconsin 53212, Attention: George Sletteland, Esq. Notices given in the manner aforesaid shall be deemed to have been given three (3) business days after the day so mailed, the day after delivery to any overnight express carrier and on the day so delivered by hand. Either party shall have the right to change its address(es) for the receipt of Notices by giving Notice to the other party in either manner aforesaid. Any Notice required or permitted to be given by either party may be given by that party's attorney.

          14. MISCELLANEOUS.

               14.1 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

               14.2 This Agreement shall be governed by, interpreted under and construed and enforced in accordance with, the laws of the State of New York.

               14.3 The captions or article headings in this Agreement are for convenience only and do not constitute part of this Agreement.

               14.4 This Agreement has been fully negotiated by the parties and rules of construction construing ambiguities against the party responsible for drafting agreements shall not apply.

               14.5 It is agreed that, except where otherwise expressly provided in particular Articles or Sections of this Agreement, none of the provisions of this Agreement shall survive the Closing.

               14.6 This Agreement (including the Exhibits annexed hereto) contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior understandings, if any, with respect thereto.

               14.7 This Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument

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signed by the party to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein.

               14.8 No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof or of any other agreement or provision herein contained. No extension of the time for performance of any obligations or acts shall be deemed an extension of the time for performance of any other obligations or acts.

               14.9 This Agreement may be executed in one or more counterparts, each of which when so executed and delivered shall be deemed an original, but all of which taken together shall constitute but one and the same original.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                             FORE SEASONS GOLF, INC.

                                             By: ______________________

                                                 Name: Michael Brielmaier
                                                 Title: President

                                             MILWAUKEE FAMILY GOLF
                                             CENTERS, INC.

                                             By: ______________________

                                                 Name: Robert Krause
                                                 Title: Vice President

                                             FAMILY GOLF CENTERS, INC.

                                             By: ______________________

                                                 Name: Robert Krause
                                                 Title: Vice President

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